UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

October 9, 2018

(Date of earliest event reported)

QUANEX BUILDING PRODUCTS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-33913	26-1561397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 West Loop South, Suite 1500, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 713-961-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.	Entry into a Material Definitive Agreement

Prior to market open on October 9, 2018, Quanex Building Products Corporation (the “Company”) and Praesidium Investment Management Company LLC (“Praesidium”) and for certain provisions of the agreement, Kevin Oram (“Oram”) and Peter Uddo (together with Oram, the “Manager Principals”) entered into a Share Repurchase Agreement (the “Repurchase Agreement”), by which the Company is repurchasing 1,900,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) beneficially owned by Praesidium pursuant to investment management agreements. The full text of the Repurchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Summary of Terms. Set forth below is a short summary of the key terms of the Repurchase Agreement.

•

The Company purchased an aggregate of 1,900,000 shares of Common Stock at a purchase price of $16.86 per share, a 2.5% discount to the closing price of the Common Stock on October 8, 2018. The aggregate purchase price is $32,034,000.

•	Praesidium and the Manager Principals agreed to certain standstill provisions that will continue in effect until following the Company’s 2021 Annual Meeting of Shareholders.

•	Each of Praesidium and the Manager Principals, on the one hand, and the Company, on the other hand, agreed to a mutual non-disparagement and mutual prohibition on public criticism.

•	Praesidium and the Company made certain representations and warranties as more fully set forth in the Repurchase Agreement.

The foregoing discussion is qualified by reference to the Repurchase Agreement, and should be read in conjunction with the Repurchase Agreement. Any capitalized terms used but not defined herein shall be ascribed the meaning for such term set forth in the Repurchase Agreement.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Exhibits.

10.1	Share Repurchase Agreement by and among Praesidium Investment Management Company LLC, Quanex Building Products Corporation, Kevin Oram and Peter Uddo, effective October 9, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANEX BUILDING PRODUCTS CORPORATION (Registrant)

October 11, 2018	/S/ BRENT L. KORB
(Date)	Brent L. Korb
Senior Vice President-Finance & Chief Financial Officer